NOTICE -- THIS IS A VALUABLE SECURITY                        No. E-____

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ACCORDINGLY, NO TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE ACT.

                          VISTA TECHNOLOGIES INC.
           (Incorporated under the laws of the State of Nevada)

             CLASS E REDEEMABLE COMMON STOCK PURCHASE WARRANTS

                 __________________ SHARES OF COMMON STOCK

   Void After DECEMBER 31, 2001 or Earlier if Called for Redemption (the "Expiration Date")

  This is to certify that, for value received, receipt of which is hereby acknowledged,
________________________________________________________________, or assigns
(hereinafter called the "holder"), is entitled to purchase from VISTA TECHNOLOGIES INC., a Nevada corporation (hereinafter called the "Company"), at the Warrant Price of TWO DOLLARS SIXTY-TWO AND ONE-HALF CENTS ($2.625) per share, subject to adjustment as hereinafter provided (hereinafter called the "Warrant Price"), at any time after the date this Warrant was issued and on or before 5:00 P.M. New York City time on December 31, 2001 unless earlier called for redemption in accordance with Section 1 below, and then on the first business day prior to the date fixed for redemption hereunder (the last such date upon which this Warrant may be exercised in either event being herein called the "Expiration Date"), up to ______________________________________________ (_________) fully paid and non-
assessable shares of Common Stock of the Company (hereinafter called "Common Stock"), subject to the terms and conditions hereof, including such adjustments as may be required under the terms hereof.

  This Warrant was originally issued in consideration of either (i) the issuance and sale by the Company of its 12% Secured Promissory Notes due not later than June 30, 1997 (the "Bridge Notes") at a ratio of 10,000 Warrants for every $100,000 in Bridge Notes or (ii) warrants issued to employees of, and/or consultants to, the Company. The class of warrants so issued are called the "Warrants"; this Warrant represents part of such issue and is herein called "this Warrant."

  This Warrant may be exercised by the holder as hereinabove provided as to the whole or any part of the shares of Common Stock covered hereby, by surrender of this Warrant at the principal office of any transfer agent for the Common Stock, or, if the Company shall not have any transfer agent for the Common Stock, at the principal office of the Company (any such transfer agent, or the Company acting hereunder, being hereinafter called the "Warrant Agent"), with the statement of election to subscribe attached hereto duly executed and upon payment to the Company of the Warrant Price for shares so purchased in cash or by certified check or bank draft. Thereupon (except that if, upon such date, the stock transfer books of the Company shall be closed, then upon the next succeeding date on which such transfer books are open), this Warrant shall be deemed to have been exercised and the person exercising the same to have become a holder of record of shares of Common Stock (or of the other securities or property to which such person is entitled upon such exercise) purchased hereunder for all purposes, and certificates for such shares so purchased shall be delivered to the purchaser within a reasonable time (not exceeding 5 business days, except while the transfer books of the Company are closed) after this Warrant shall have been exercised as set forth hereinabove. If this Warrant shall be exercised in respect of a part only of the shares of Common Stock covered hereby, the holder shall be entitled to receive a similar warrant of like tenor and date covering the number of shares in respect of which this Warrant shall not have been exercised.

  The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

  The rights of the holder of this Warrant shall be subject to the following terms and conditions:

SECTION 1.       REDEMPTION.

  1.1. Subject to the provisions of this Warrant, on not less than thirty (30) days notice given at any time after all of the Bridge Notes have been paid in full, this Warrant may be redeemed, at the option of the Company, at a redemption price of $0.05 per Warrant (the "Redemption Price"), provided that (i) the shares of Common Stock issuable upon exercise of the Warrants have been effectively registered under the Securities Act of 1933, as amended, and (ii) the closing sale price of the Common Stock in the public over-the-counter market or on any national securities exchange shall be at least $5.00 per share, subject to adjustment as set forth in Section 1.2 below (the "Target Price"), or more, for at least 20 consecutive trading days ending on the last business day immediately prior to the date the Warrants are called for redemption.

  1.2. If the shares of the Company's Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock such that an adjustment of the Warrant Price is required by this Warrant, the Target Price shall be proportionally adjusted by the ratio which the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock to be outstanding immediately after such event.

  1.3. In the event the conditions set forth in Section 1.1 are met, and the Company shall desire to exercise its right so to redeem this Warrant, the Company shall mail a notice of redemption to the registered holders of this Warrant to be redeemed, first class, postage prepaid, not later than the thirtieth (30th) day before the date fixed for redemption, at its last address as shall appear on the records of the Company. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the registered holder receives such notice.

  1.4. The notice of redemption shall specify the (i) the redemption price, (ii) the date fixed for redemption, (iii) the place where this Warrant certificate shall be delivered and the redemption price paid, and
(iv) that the right to exercise this Warrant shall terminate at 5:00 P.M. (New York time) on the business day immediately preceding the date fixed for redemption. The date fixed for the redemption of the Warrants shall be the "Redemption Date." No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a holder (a) to whom notice was not mailed or (b) whose notice was defective. An affidavit of the Secretary or an Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

  1.5.   Any right to exercise this Warrant shall terminate at 5:00
P.M. (New York time) on the business day immediately preceding the Redemption Date. On and after the Redemption Date, the holder of this Warrant shall have no further rights except to receive, upon surrender of the Warrant, the Redemption Price.

  1.6. From and after the date specified for redemption, the Company shall, at the place specified in the notice of redemption, upon presentation and surrender to the Company by or on behalf of the registered holder thereof of one or more Warrants to be redeemed, deliver or cause to be delivered to or upon the written order of such registered holder a sum in cash equal to the redemption price of each such Warrant. From and after the date fixed for redemption and upon the deposit or setting aside by the Company of a sum sufficient to redeem all the Warrants called for redemption, such Warrants shall expire and become void and all rights hereunder, except the right to receive payment of the Redemption Price, shall cease.

SECTION 2.    INVESTMENT INTENT

  2.1. The holder of this Warrant, by acceptance hereof, represents and warrants that this Warrant has been acquired by said holder for its own account for investment, and acknowledges that any proposed sale, assignment or transfer of this Warrant or the shares of Common Stock issuable upon exercise hereof is prohibited unless such sale, assignment or transfer in the opinion of counsel for the Company will not require the prior registration of such securities under the Securities Act of 1933, as amended ("Securities Act").

  2.2. The holder of this Warrants agrees to give written notice to the Company before exercising or selling this Warrant of such holder's intention to do so, describing briefly the manner of any proposed sale of this Warrant or such holder's intention as to the disposition to be made of shares of Common Stock issuable upon such proposed exercise hereof. Promptly upon receiving such written notice, the Company shall present copies thereof to counsel for the Company for such counsel's opinion. If in the opinion of such counsel the proposed exercise or sale may be effected without registration under the Securities Act of this Warrant or the shares of Common Stock issuable on the exercise hereof, the Company, as promptly as practicable, shall notify such holder of such opinion, whereupon such holder shall be entitled to sell this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise, all in accordance with the terms of the notice delivered by such holder to the Company. If in the opinion of such counsel the proposed exercise or sale described in said written notice given by the holder of this Warrant may not be effected without registration of this Warrant or the shares of Common Stock issuable on the exercise hereof, the Company shall promptly give written notice of such opinion to the holder of this Warrant. The holder of this Warrant agrees that, if the proposed exercise or sale by such holder cannot, in the opinion of such counsel, be effected without such registration, the holder will not so exercise or sell this Warrant or the shares of Common Stock issuable upon the exercise hereof.

SECTION 3.   CERTAIN ADJUSTMENTS AND NOTICE

  3.1. In case the Company shall hereafter at any time change as a whole, by split-up, subdivision or combination in any manner or by the making of a stock dividend, the number of outstanding shares of Common Stock into a different number of shares of Common Stock with or without par value, (i) the number of shares of Common Stock which immediately prior to such change the holder of this Warrant shall have been entitled to purchase pursuant to this Warrant shall be increased or decreased in direct proportion to the increase or decrease, respectively, in the number of shares of Common Stock outstanding immediately prior to such change, and (ii) the Warrant Price in effect immediately prior to such change shall be increased or decreased, as the case may be, in inverse proportion to such increase or decrease in the number of such shares outstanding immediately prior to such change; in any such event, the rights of the holder of this Warrant to an adjustment in the number of shares of Common Stock purchasable on exercise of this Warrant as herein provided shall continue and be preserved in respect of any shares, securities, or assets which the holder of this Warrant becomes entitled to purchase hereafter.

  3.2. In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation, or in case of any sale, transfer or other disposition to another corporation of all or substantially all the property, assets, business and goodwill of the Company as an entirety, as the case may be, the holder of this Warrant shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, that appropriate provision shall be made so that such holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property receivable, upon such capital reorganization, reclassification of capital stock, consideration, merger, sale, transfer or other disposition, by a holder of the number of shares of Common Stock which this Warrant entitled the holder thereof to purchase immediately prior to such capital reorganization, reclas-sification of capital stock, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments (as determined in good faith by the Board of Directors of the

Company or of such other corporation, as the case may be) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the holder of this Warrant, to the end that the provisions set forth herein (including the specified changes in and other adjustments of the Warrant Price) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter pur-chasable upon the exercise of this Warrant.

  3.3. In case the Company shall hereafter at any time declare a dividend upon shares of Common Stock payable otherwise than out of retained earnings or otherwise than in shares of Common Stock or in stock or obligations directly or indirectly convertible into or exchangeable for Common Stock, the holder of this Warrant shall, upon exercise of this Warrant in whole or in part, be entitled to receive, in addition to the number of shares of Common Stock deliverable upon such exercise against payment of the Warrant Price therefor, but without further consideration, the cash, stock or other securities or property which the holder of this Warrant would have received as dividends (otherwise than out of such retained earnings and otherwise than in shares of Common Stock or in such convertible or exchangeable stock or obligations) if continuously since the date set forth at the foot of this Warrant such holder (i) had been the holder of record of the number of shares of Common Stock deliverable upon such exercise and (ii) had retained all dividends in stock or other securities (other than shares of Common Stock or such convertible or exchangeable stock or obligations) paid or payable in respect of said number of shares of Common Stock or in respect of any such stock or other securities so paid or payable as such dividends. For purposes of this Section 4.3, a dividend payable otherwise than in cash shall be considered to be payable out of retained earnings only to the extent of the fair value of such dividend as determined by the Board of Directors of the Company.

  3.4. No certificates for fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but in lieu thereof the Company shall, upon exercise in full of this Warrant, purchase out of funds legally available therefor any such fractional interest for an amount in cash equal to the current market value of such fractional interest calculated to the nearest cent, computed on the basis of the high bid prices, as reported in the public market on the most recent day prior to the date of such exercise for which such bid prices shall have been so reported. If there have been no reported bid prices within ten days prior to exercise, the current market value shall be fixed in a manner determined in good faith by the Board of Directors of the Company.

  3.5. Whenever the Warrant Price is adjusted, as herein provided, the Company shall forthwith file with the Warrant Agent a statement signed by the President or any one of the Vice Presidents of the Company and by its Treasurer or an Assistant Treasurer, stating the adjusted Warrant Price determined as herein provided. Such statement shall show in details the facts requiring such adjustment, including a statement of the consideration received by the Company for any additional securities issued. Whenever the Warrant Price is adjusted, the Company will forthwith cause a notice stating the adjustment and the Warrant Price to be mailed to the registered holder of this Warrant at the address of such holder shown on the books of the Company.


SECTION 4.     MISCELLANEOUS

  4.1. The issue of any stock or other certificate upon the exercise of this Warrant shall be made without charge to the registered holder hereof for any tax in respect of the issue of such certificate. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the registered holder of this Warrant, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

  4.2. This Warrant and all rights hereunder or any portion thereof are transferable on the books of the Company, upon surrender of this Warrant, with the form of assignment attached hereto duly executed by the registered holder hereof or by his attorney duly authorized in writing, to the Warrant agent at its principal office hereinabove referred to, and thereupon there shall be issued in the name of the transferee or transferees, in exchange for this Warrant, a new Warrant or Warrants of like tenor and date, representing in the aggregate the right to subscribe for and purpose the number of shares, or such portion thereof as shall be so transferred, which may be subscribed for and purchased hereunder and if there shall be any balance of such shares not so transferred, which may be subscribed for and purchased hereunder and if there shall be any balance of such shares not so transferred, there shall be issued in the name of the registered holder of this Warrant, a new Warrant or Warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the balance of the number of shares which may be subscribed for and purchased hereunder.

  4.3. If this Warrant shall be lost, stolen, mutilated or destroyed, the Company may instruct the Warrant Agent, on such terms as to indemnify or otherwise as the Company may in its discretion impose, to issue a new Warrant of like denomination, tenor and date as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

  4.4. The Company and any Warrant Agent may deem and treat the registered holder of this Warrant as the absolute owner of this Warrant for all purposes and shall not be affected by any notice to the contrary.

  4.5. This Warrant shall not entitle the holder to any rights of a stockholder of the Company, either at law or in equity, including, without limitation, the right to vote, to receive dividends and other distributions, to exercise any preemptive rights or to receive any notice of meetings of stockholders or of any other proceedings of the Company.

  4.6. This Warrant shall be governed by the laws of the State of California.

  IN WITNESS WHEREOF, VISTA TECHNOLOGIES INC. has caused this Warrant to be signed in its corporate name by its duly authorized officer as of the day and year written below.

Dated: _______________

                                VISTA TECHNOLOGIES INC.


                                By ________________________________
                                     President
Attest:

________________________________
(Assistant) Secretary

                        TRANSFER OF CLASS E WARRANT

For value received ____________________________________________ hereby sells, assigns and transfers unto ________________________, the right to purchase _______________ of the shares of Common Stock of VISTA TECHNOLOGIES INC., a Nevada corporation, which rights are represented by the within Warrant, and does hereby irrevocably constitute and appoint _____________________ attorney to transfer said rights on the books of the within named Company, with full power of substitution in the premises.


Dated: ___________________, 199__

                                ________________________________
                                (Signature)

                                ________________________________
                                Signature Guarantee


 ************************************************************************

                           ELECTION TO SUBSCRIBE


Date:_________________, 199__

To: VISTA TECHNOLOGIES INC.: The undersigned hereby subscribes for __________ of the shares of Common Stock covered by the within Warrant and tenders payment herewith in the amount of $_______________ in accordance with the terms thereof:

                                       Deliver Stock Certificates(s)
                                       [   ]         [   ]
Issue Certificate(s) for said Stock    by mail       against counter-receipt
TO:                                    TO:

_________________________________      ______________________________________
(Name)                                 (Name)

_________________________________      ______________________________________
(Taxpayer Identification Number)       (Street and Number)

_________________________________      ______________________________________
(Street and Number)                    City        State  ZIP Code

_________________________________
 City       State   ZIP Code

and if said number of shares shall not be all of the shares covered by the within Warrant, that a new Warrant for the balance of the shares remaining be registered in the name of, and delivered, to the registered holder of this Warrant certificate.


__________________________________     ______________________________________
(Signature of Registered Holder)       Signature Guaranteed